UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2005


                             CATCHER HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                     0-50299                       62-0201385
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 (State or other          (Commission File Number)             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


      39526 Charlestown Pike, Hamilton, VA                        20158
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    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (805) 443-9431


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item. 8.01      OTHER EVENTS.

The Registrant issued a press release on September 21, 2005 announcing that ARINC Inc., a certified leading provider of transportation communications and systems engineering solutions - successfully demonstrated a prototype unit of its CATCHER(TM) product on September 12 - 14 at the ASIS International 2005 Exhibition in Orlando, Florida. A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.
..
Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         a) Not applicable.

         b) Not applicable.

         c) Exhibits

         99.1     Copy of Press Release, dated September 21, 2005.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 21, 2005

                                       CATCHER HOLDINGS, INC.

                                       By:     /s/ Charles Sander
                                              -------------------------
                                              Name:      Charles Sander
                                              Title:     Chief Executive Officer